Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated December 19, 2014
to the currently effective Statutory Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") dated December 19, 2014 for Guggenheim Capital Stewardship Fund (the "Fund").

This supplement provides updated information beyond that contained in the Prospectus and SAI for the Fund and should be read in conjunction with the Prospectus and SAI.

Until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders (except subscriptions through automatic dividend reinvestments in the Fund). Of course, a shareholder may sell (or "redeem") shares at any time (please see "Selling Shares" in the Prospectus for more information).

Please Retain This Supplement for Future Reference

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